                                                                   EXHIBIT 10.11

DRESSER-RAND       DRESSER-RAND S.A.
                   31, Bld Winston Churchill  76080 Le Havre cedex  7013 France
                   Telephone 35.25.81.25      Telex 190004   Fax 35.25.19.48


                                            Mr. Jean-Francois Chevrier

                                            Impasse des Silex Tailles

                                            78270 BONNIERES

                                            Le Havre, July 25, 1990
Sir,


We hereby confirm our proposal for an employment contract of unlimited duration under the terms specified in the following.

Hiring date: THURSDAY NOVEMBER 1, 1990 or earlier, date to be confirmed by you.

Position: Manager in charge of the Le Havre operation

You will report directly to the Chairman-CEO of DRESSER-RAND S.A.

Hierarchical index: Manager - Position III C - 240

Place of work: Le Havre operation

Your salary will be FF 480,000 per year, payable in 12 monthly installments. The minimal wages guaranteed by the National Collective Bargaining Agreement of the Engineers and Managers in the Metal Industry ("Convention Collective Nationale des Ingenieurs et Cadres de la Metallurgie") amount to FF 299,702 per year (corresponding to a monthly work schedule of 166.83 hours).

Given the role assigned to you, your presence cannot be determined in a rigid manner and will relate to the needs of your job. Your salary takes these time constraints into account.

Your salary will be reviewed after three months from the beginning of your contract and should be increased to FF 500,000 per year. Supposing that you start your employment on November 1, 1990, your new base salary will be effective on February 1, 1991.

Starting October 1, 1990 (i.e., the first day of our fiscal year 1991) you will be eligible to participate in DRESSER-RAND's bonus plan, which is based on the Company's financial results. If all the goals are reached, this plan provides for a bonus of 15% of your yearly base salary. The maximum bonus attributable under this plan is 20% of the yearly base salary. Since you did not take part to the elaboration of the 1991 operational plan, you will receive a bonus of no less than 10% of your base salary for the fiscal year 1991.

You will be entitled to a company car in conformity with the procedure attached hereto.

                              Page 2 - Contract of Mr. Chevrier

Your employment contract will be subject to the rules of the National Bargaining Agreement of the Engineers and Managers in the Metal Industry as well as the internal regulations of the company.

A trial period of three months will start on the date when you take office and can possibly be extended for the same duration.

The validity of this contract is subject to the results of your medical examination, to be made on the first day when you take office, being positive.

We acknowledge that the studies of your daughter make your relocation in the region of Le Havre impossible before the end of the school year 1990/1991, i.e. in June 1991. At this time, the Company will help you with the relocation in accordance with the procedure attached hereto.

In addition, the Company will help you pay the rental costs incurred in connection with your temporary installation in an apartment near Le Havre until you relocate and rent/buy a new residence. Such help will be granted until July 31, 1991 at the latest. The details will need to be discussed with J.C. MATTON, the Financial Manager for Europe, who is based in our plant in Le Havre.

Please declare your agreement with the above by returning a copy of this letter with the handwritten mention "read and approved" followed by the date and your signature.

Yours truly,




R.E.  TRON                                  JAMES F.  CAMPBELL
CHAIRMAN-CEO                                MANAGER, HUMAN RESOURCES-EUROPE
DRESSER-RAND S.A.



P.J.  (7)

                                   (GSC LOGO)

Regime GSC

Social Guaranty for the
Business Managers

                                                COMPANY DRESSER RAND SA
                                                M. LANGREE DIDIER
                                                31 BLD WINSTON CHURCHILL
                                                76600 LE HAVRE

CERTIFICATE OF AFFILIATION


             Reference No.
   (to be used in any communications)

     200029 /56206026900023

     The above-mentioned company has been affiliated to the Regime of Social Guaranty for the Business Managers commencing March 1, 1998 in favor of:

                                              Base regime                    Complementary regime
     ----------------------------- ----------------------------------- ----------------------------------
                                                            Suppl.                             Suppl
              AFFILIATED           Effective Date   Class   Duration     Effective     Class   Duration
                                                            (months)       Date                (months)
     ----------------------------- --------------- -------- ---------- -------------- -------- ----------


     JEAN FRANCOIS CHEVRIER        01/01/2003      6        6          01/01/2003     H        6
       first affiliation           03/01/1998                          03/01/1998



     ----------------------------------------------------------------------------------------------------
                  Cancels and replaces the preceding certificate made as of August 24, 1998
     ----------------------------------------------------------------------------------------------------


                                              Made in Paris on June 18, 2003

                                              For the insurers of the REGIME GSC
                                                       GROUPAMA-CCAMA

                                                       [Signature]